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                                                             One Jake Brown Road
                                               Old Bridge, New Jersey 08857-1000
                                           Tel: 732-679-4000   Fax: 732-679-4353
                                                           www.blondertongue.com

   FOR IMMEDIATE RELEASE                   CONTACT:      James A. Luksch
                                                         Chairman and
                                                         Chief Executive Officer
                                                         (732) 679-4000

         BLONDER TONGUE ANNOUNCES 100,000 SHARE STOCK REPURCHASE PROGRAM

OLD BRIDGE, NEW JERSEY,  February 13, 2007 - Blonder Tongue  Laboratories,  Inc.
(AMEX:  "BDR")  announced today that its Board of Directors has authorized a new stock  repurchase  program to acquire  up to 100,000  shares of its  outstanding common stock. The program is intended to be implemented  through  purchases made from time to time in the open market or through block trades.

This  authorization  supplements  the existing stock  repurchase plan adopted in
July 2002, under which Blonder Tongue may still expend approximately $100,000 to acquire  additional  shares of its common stock.  The Company  intends to resume making  purchases  under the July 2002 plan up to its limits,  and thereafter to make  purchases  under the new 100,000  share  program.  As of January 31, 2007,
6,222,252 shares of the Company's common stock were outstanding.

Depending  on  market  conditions  and other  factors,  these  purchases  may be commenced or suspended  at any time or from time to time without  prior  notice.
Purchases  will be funded from  available  working  capital and the  repurchased shares may be  retired  or may be held in  treasury  or used for  ongoing  stock issuance such as for employee stock plans.

"Approval  of this  program  reflects  a strong  belief by our Board in  Blonder
Tongue's future.  We believe the current valuation of our stock does not reflect the underlying  long-term value of the Company.  We continue to believe that the purchase of our common stock at the current stock price represents an attractive
opportunity  to  benefit  the  long-term   interests  of  the  Company  and  its
shareholders,"  said James A. Luksch,  Chairman of the Board and Chief Executive
Officer.

Founded  in  1950,  Blonder  Tongue  Laboratories,   Inc.  has  evolved  from  a
manufacturer  of  electronic  equipment  for the  private  cable  industry  to a principal  provider of integrated  network  solutions and technical  services to broadband service providers. The Company designs,  manufactures,  and supplies a comprehensive line of equipment to deliver video (analog & digital),  high speed data and voice  services  over  integrated  coaxial  and fiber  optic  broadband networks today and over packet based,  Internet protocol networks of the future.
For more information regarding Blonder Tongue or its products,  please visit the
Company's Web site at  www.blondertongue.com  or contact the Company directly at
(732) 679-4000.

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995: The information set forth above includes "forward-looking"  statements and accordingly,  the cautionary  statements  contained in Blonder  Tongue's  Annual
Report and Form 10-K for the year ended December 31, 2005 (See Item 1: Business,
Item 1A:  Risk  Factors  and Item 7:  Management's  Discussion  and  Analysis of
Financial  Condition  and Results of  Operations),  and other  filings  with the
Securities and Exchange  Commission (such as Blonder Tongue's  Quarterly Reports on Form  10-Q) are  incorporated  herein  by  reference.  The  words  "believe",
"expect",  "anticipate",  "should",  "project", and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. There can be no assurance that Blonder Tongue will purchase any shares under the stock  repurchase  program or that such  purchases will enhance the financial results of the company in the future. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or  circumstances  that arise after the date  hereof.  Blonder  Tongue's  actual results may differ from the anticipated results or other expectations  expressed in Blonder Tongue's "forward-looking" statements.